UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018

Norris Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-196492	46-503476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5525 N. MacArthur Boulevard, Suite 280
Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 809-6900

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Unregistered Sales of Equity Securities.

On February 21, 2018, the obligations under that certain promissory note issued by Norris Industries, Inc., formerly known as International Western Petroleum, Inc. (the “Company”), to JBB Partners, Inc. in a principal amount of $750,000 (the “Note”), has been automatically converted into 1,000,000 shares of Series A Preferred Stock of the Company upon the creation of Series A Preferred Stock (see the disclosure in Item 5.03 below) and pursuant to the terms of the Note.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2018, the Company filed a Certificate of Amendment with the Secretary of State of Nevada to (1) change its name from “International Western Petroleum, Inc.” to “Norris Industries, Inc.” (the “Name Change”), (2) effect an increase in the Company’s authorized shares of stock from 90,000,000 to 170,000,000, of which 150,000,000 shares are designated as common stock, par value $0.0001 per share, and 20,000,000 shares are designated as preferred stock, par value $0.0001 per share (“Preferred Stock”), and (3) create a single class of “blank check” Preferred Stock for the issuance of up to 20,000,000 shares of Preferred Stock, having such terms, rights and features as may be determined by the board of directors of the Company (the “Board”) from time to time. A copy of the Certificate of Amendment is filed as an exhibit to this Current Report on Form 8-K.

On February 21, 2018, immediately after the filing of the Certificate of Amendment, the Company filed a Certificate of Designation with the Secretary of State of Nevada to create the Series A Preferred Stock of the Company (the “Series A Preferred Stock”) and fulfill the Company’s obligations under the Note. The Series A Preferred Stock consists of 1,000,000 shares of Preferred Stock and has certain dividend, liquidation, voting and conversion rights as previously described in the Proxy Statement of the Company, filed with the Securities and Exchange Commission on November 7, 2017. A copy of the Certificate of Designation is filed as an exhibit to this Current Report on Form 8-K.

Item 8.01 Other Events.

Symbol Change

In connection with the Name Change described in Item 5.03 above, FINRA assigned the Company a new stock symbol: NRIS. This new symbol took effect at the open of business on February 26, 2018.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment, as filed with the Secretary of State of Nevada on February 21, 2018

3.2	Certificate of Designation, as filed with the Secretary of State of Nevada on February 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORRIS INDUSTRIES, INC.

Dated: February 26, 2018	By:	/s/ Patrick Norris
	Name:	Patrick Norris
	Title:	Chief Executive Officer and President